Exhibit 10.13

FINAL

2007 Senior Management Bonus Plan

Summary

The 2007 Senior Management Bonus Plan (“Bonus Plan”) is designed to encourage and reward senior management (as defined below) for (a) attaining Company-wide financial goals, (b) improving the financial and operational health of the Company, and (c) meeting or exceeding individually defined goals and objectives for each executive and eligible manager. The Company’s Compensation Committee administers this program. Under this program, the Company will establish a “bonus pool” in an amount that will vary based upon the Company achieving specific pre-defined financial criteria. If the Company achieves 100% of these goals, the bonus pool will equal the total annual base salaries time the individual bonus percentage (see below) of all eligible participants. The bonus pool can increase or decrease based upon greater than or less than 100% of these criteria being satisfied. The total amount of the pool, and the amount to be distributed to each participant, will be determined by the Compensation Committee after public release of the Company’s 2007 year-end audited financial statements. The Compensation Committee is not obligated to distribute the entire accrued bonus pool, although it expects to do so.

The payout of any bonuses funded under the Bonus Plan to any individual recipient is based upon two components - the measurable Individual and Departmental Objectives, addressing item (c) above and a discretionary component based upon an individual’s extraordinary efforts which contribute meaningfully to the Company’s overall success and contribute to the success of his/her fellow senior managers in achieving their respective individual and departmental objectives.

Participants

The following Ironclad Performance Wear employees are participants in the 2007 Senior Management Bonus Plan. Participants must have been employed on a full-time basis before October 1, 2007 to participate in the Bonus Plan. In addition to the award objectives outlined below, an employee’s 2007 tenure may be used to determine the amount of participation in the Bonus Plan (i.e. proration based upon tenure). Additional participants may be added throughout the year by the Compensation Committee of the Company’s Board of Directors.

Name	Title	Target Bonus Percentage
Ed Jaeger	CEO	35%
Kent Pachl	VP of Sales	30%
Rhonda Hoffarth	VP of Operations	25%
______________	CFO	25%
Tom Kreig	Controller	20%
Eric Jaeger	VP of Research & Development	20%
Annie Evans	Director of Supply Chain	20%

CONFIDENTIAL
to Ironclad Performance Wear Corporation and the Participants Listed

Bonus payment will be made only to recipients who are active employees of the Company on the date of Bonus Plan distribution.

Corporate Financial Objectives

In order for any of the Bonus Pool to be funded, the Company must achieve at least 95% of the budgeted Net Revenues and Net Income (Loss) Before Taxes for 2007 [i.e. $15.531MM and ($1.909MM), respectively], subtracting any benefit to earnings from prior periods, e.g. prior period reserves for expenses that are reversed (“Earnings Targets”). Attainment of Revenues and Earnings Targets are the responsibility of all participants in the Bonus Plan. They require that the Company’s management work as a team toward common goals.

Individual and Departmental Objectives

Each participant in the Bonus Plan will be assigned a set of Individual/ Departmental objectives. These objectives will include both measurable and quantifiable objectives and “soft” objectives. These objectives are determined based upon input from the participant, his/her manager and the CEO, and described in Annex A hereto. The objectives in Annex A for each participant must be formally approved by the Compensation Committee and the Board of Directors.

Evaluations and Payout of Bonus Award

Within 45 days of the end of the fiscal year, each participant will be evaluated by the CEO (or, in the case of the CEO, by the Chairman of the Compensation Committee and/or Chairman of the Board) to determine the participant’s performance relative to their Individual/Departmental Objectives. In addition, each participant will be evaluated on their relative contribution to the success of the Company as a whole.

Following the public release of the Company’s 2007 year-end audited financial statements, the Compensation Committee will confirm the level of funding for the Bonus Plan based on its evaluation of the Company’s performance relative to the Revenues and Earnings Targets. Within 2 weeks of such confirmation, the Compensation Committee will determine the individual awards, based upon the recommendations of the CEO, and confirm such awards in writing to the participants, which will be paid out promptly thereafter. Nothing herein guarantees any participant any level of payout even if the Bonus plan is funded at the maximum amount possible. The Compensation Committee reserves the right to exercise its discretion to allocate the Bonus Pool, in whole and in part, to those executives and in those proportions that it determines is in the best interests of the Company.

CONFIDENTIAL
to Ironclad Performance Wear Corporation and the Participants Listed

Bonus Pool Funding

The Bonus Pool will be funded using the following scale:

Percent Attainment of Revenue/Net Income Targets	Bonus Pool Funding Percentage
<95%	Zero
95 - 98%	50%
98 - 99%	75%
100 - 103%	100%
104 - 107%	110%
108 - 111%	115%
112 - 115%	120%
116 - 120%	125%
121 - 125%	130%
126 - 130%	135%
>131%	150%

(Example: If the Company attains 102% of the Earnings Targets, the entire Bonus Pool (as defined above) for all eligible participants would be available for allocation to the participants. If the Company attains 140% of the Earnings Targets, the entire Bonus Pool plus an additional 50% of the Bonus Pool would be available for allocation to the participants.)

Individual bonuses will be calculated and awarded based upon two methodologies. A “non-discretionary” portion accounting for 60% of the participant’s Target Bonus Percentage will be awarded, in whole or part, based upon the level of attainment of the Individual/Departmental Objectives previously set for each participant. The remaining 40% of the participant’s Target Bonus Percentage, along with any unawarded part of the of the “non-discretionary” portion (i.e. funds not awarded to the entire population of participants due to missed Individual/Departmental Objectives) will be put into a pool to create a “discretionary portion” to reward individuals for their contribution to the Company’s overall success and for their significant contributions in support of their fellow senior managers in achieving their respective Individual/Departmental Objectives.

CONFIDENTIAL
to Ironclad Performance Wear Corporation and the Participants Listed

Exhibit A

Individual and Departmental Objectives

(See following pages)

CONFIDENTIAL
to Ironclad Performance Wear Corporation and the Participants Listed

Individual and Departmental Objectives

Participant:	Kent Pachl
Title:	VP of Sales

Measurable and Quantifiable Objectives
Measurable and quantifiable objectives are those which can be reduced to a level of statistical measurement based upon the success or failure to meet a certain objective target.

1)	Objective: [**]
a.	Description: [**] for all Ironclad products.
b.	Method of calculating: Based upon public financial reporting
c.	Weight*: 70%

2)	Objective: [**]
a.	Description: Expand national apparel distribution to at least [**].
b.	Method of calculating: Shipped product or a firm commitment to ship product by the end of [**]
c.	Weight*: 10%

3)	Objective: [**]
a.	Description: Expand Sales management to [**]
b.	Method of determining success: Hired or contracted Sales management in [**].
c.	Weight*: 10%

“Soft” (Non-Quantifiable) Objectives:
“Soft” objectives are those which are difficult to quantify using statistical measurement. They may include such things as “successfully manage xyz task or project” or “investigate Ironclad’s interest in xyz technology”.

1) Objective: EXECUTE NATIONAL CONSUMER PROMOTION
a.	Description: Execute a national consumer promotion during the second half of 2007.
b.	Method of determining success: Formally launch the full national promotion.
c.	Weight*: 5%

2)	Objective: IMPLEMENT A PERFORMANCE BASED COMPENSATION PLAN
a.	Description: Implement a performance-based compensation plan for all Sales team members.
b.	Method of determining success: Approval of the compensation plan by the CEO before 12/31/07.
c.	Weight*: 5%

* Ranked on a scale of 1 to 100 in comparison to the other Objectives listed. The Total Weight for all Objectives must equal 100.

Individual and Departmental Objectives

Participant:	[OPEN]
Title:	CFO

Measurable and Quantifiable Objectives
Measurable and quantifiable objectives are those which can be reduced to a level of statistical measurement based upon the success or failure to meet a certain objective target.

1)	Objective: SELL-SIDE COVERAGE
d.	Description: Obtain sell-side coverage by at least one (1) research analyst with a NASDAQ listed firm.
e.	Method of calculating: Publication of at least one research report by 12/31/07.
f.	Weight*: 40%

2)	Objective: EDI IMPLEMENTATION
g.	Description: Analyze, recommend and implement an updated EDI system.
h.	Method of calculating: EDI software purchased and installed by 12/31/07.
i.	Weight*: 20%

3)	Objective: DEVELOPMENT OF MANAGEMENT ANALYTICS AND REPORTING TOOLS
a.	Description: Specify, select, purchase, install and implement a system which will improve the management analytics and report functions for Sales, Operations and Accounting.
b.	Method of determining success: Implementation of the system by 12/31/07.
c.	Weight*: 25%

“Soft” (Non-Quantifiable) Objectives:
“Soft” objectives are those which are difficult to quantify using statistical measurement. They may include such things as “successfully manage xyz task or project” or “investigate Ironclad’s interest in xyz technology”.

1) Objective: INVESTOR & NON-DEAL COMPANY PRESENTATIONS
a.
Description: Arrange for company participation in at least three (3) investor conference and three (3) non-deal road-show presentations. This includes updating presentation materials and follow-up with potential investors.

b.	Method of determining success: Company participation as outlined above.
c.	Weight*: 10%

2)	Objective: OUTSOURCED HUMAN RESOURCES FUNCTION
a.	Description: Evaluate the effectiveness of outsourcing the company’s Human Resources function. If appropriate, select a third-party Human Resources outsource firm and implement the change.

* Ranked on a scale of 1 to 100 in comparison to the other Objectives listed. The Total Weight for all Objectives must equal 100.

b.	Method of determining success: Completion of the outsourcing analysis and, if appropriate, implementation of the outsourced Human Resources function by the end of Q3 2007.
c.	Weight*: 5%

Individual and Departmental Objectives

Participant:	Rhonda Hoffarth
Title:	VP of Operations

Measurable and Quantifiable Objectives
Measurable and quantifiable objectives are those which can be reduced to a level of statistical measurement based upon the success or failure to meet a certain objective target.

1)	Objective: [**]
a.	Description: [**]
b.	Method of calculating: As calculated by Finance using customary Ironclad methods.
c.	Weight*: 30%

2)	Objective: [**]
a.	Description: [**]
b.	Method of calculating: As calculated by Finance using customary Ironclad methods.
c.	Weight*: 20%

3)	Objective: [**]
a.	Description: [**]
b.	Method of determining success: [**]
c.	Weight*: 30%

“Soft” (Non-Quantifiable) Objectives:
“Soft” objectives are those which are difficult to quantify using statistical measurement. They may include such things as “successfully manage xyz task or project” or “investigate Ironclad’s interest in xyz technology”.

1) Objective: INSTITUTE A NEW QUALITY CONTROL PROGRAM
a.	Description: Design and implement a new Quality Control program which will increase the quality of the products being produced and reduce the defect rate of products shipped to distributors.

* Ranked on a scale of 1 to 100 in comparison to the other Objectives listed. The Total Weight for all Objectives must equal 100.

b.	Method of determining success: Measured defect rate of returned goods from distributors, comparing 2006 to 2007 following implementation of the new Quality Control program.
c.	Weight*: 10%

2)	Objective: IMPLEMENT A 12 MONTH ROLLING MASTER CALENDAR
a.	Description: Produce a calendar of product production releases from the factories.
b.	Method of determining success: Completed and distributed by October 31, 2007.
c.	Weight*: 10%

* Ranked on a scale of 1 to 100 in comparison to the other Objectives listed. The Total Weight for all Objectives must equal 100.

Individual and Departmental Objectives

Participant:	Tom Kreig
Title:	Vice President - Finance

Measurable and Quantifiable Objectives
Measurable and quantifiable objectives are those which can be reduced to a level of statistical measurement based upon the success or failure to meet a certain objective target.

1)	Objective: DEVELOP AND DELIVER A BOARD PACKAGE OF KEY METRICS BY END OF Q2
a.	Description: Prepare a monthly package of key company metrics for distribution to the Board by the 20th of each month.
b.	Method of calculating: Issue date of package
c.	Weight*: 35%

3)	Objective: TRAIN STAFF TO ACHIEVE MONTHLY CLOSING OF THE BOOKS WITHIN A 10-15 DAY WINDOW BY THE END OF Q2
a.	Description: Train accounting department staff to perform month-end closing procedures on a timely basis for review before 15th calendar day each month.
b.	Method of determining success: Date at which financial statements are issued
c.	Weight*: 35%

“Soft” (Non-Quantifiable) Objectives:
“Soft” objectives are those which are difficult to quantify using statistical measurement. They may include such things as “successfully manage xyz task or project” or “investigate Ironclad’s interest in xyz technology”.

1) Objective: PARTICIPATE IN SELECTION AND IMPLEMENTATION OF ADDITIONAL MANAGEMENT REPORTING TOOLS TO ENHANCE COMPANY-WIDE ANALYTICS
a.	Description: Select and oversee installation of new reporting software (Vision). Oversee development of financial department reporting analytics by end of Q3
b.	Method of determining success: Production of reports
c.	Weight*: 15%

2)	Objective: [**]
a.	Description: [**]
b.	Method of determining success: [**]
c.	Weight*: 15%

Individual and Departmental Objectives

Participant:	Eric Jaeger
Title:	VP of Research & Development

Measurable and Quantifiable Objectives
Measurable and quantifiable objectives are those which can be reduced to a level of statistical measurement based upon the success or failure to meet a certain objective target.

1)	Objective: COMPLETE FINAL DESIGNS FOR 2008 COMBINED SPRING/FALL APPAREL LINE
a.	Description: Finalize the designs for the 2008 combined Spring/Fall apparel lines. Provide sales samples; finalize fabrics, packaging, sourcing and costs.
b.	Method of calculating: Completion by July 1, 2007.
c.	Weight*: 35%

2) Objective: DESIGN NEW SOFT GOODS LINE FOR 2008
a.	Description: Design, develop, prototype, test and introduce a new soft goods line for 2008.
b.	Method of determining success: Introduction of a new soft goods line by September 1, 2007.
c.	Weight*: 25%

3)	Objective: DESIGN AND DEVELOP NEW OR IMPROVED GLOVE STYLES
a.	Description: Design, develop, prototype, test and introduce new and/or improved glove styles. This may also include lowering costs of existing gloves.
b.	Method of determining success: [**]
c.	Weight*: 20%

“Soft” (Non-Quantifiable) Objectives:
“Soft” objectives are those which are difficult to quantify using statistical measurement. They may include such things as “successfully manage xyz task or project” or “investigate Ironclad’s interest in xyz technology”.

1)	Objective: EXPAND IRONCLAD’S INTELLECTUAL PROPERTY
a.	Description: Expand Ironclad’s Intellectual Property assets and rights with new trademarks and patents (both U.S. and international).
b.	Method of determining success: The addition of new U.S. and/or international trademarks and/or patents.
c.	Weight*: 10%

2)	Objective: GAIN EU CERTIFICTION ON GLOVES
a.	Description: Test relevant Ironclad gloves for European gloves standards.
b.	Method of determining success: Obtain C.E. mark by years end.
c.	Weight*: 5%

3)	Objective: INTERNATIONAL STANDARDS FOR HI-VIZ WORKWEAR
a.	Description: Investigate Canadian, European and Australian standards for Hi Visibility work wear
b.	Method of determining success: Written report and recommendations by years end.
c.	Weight*: 5%

Individual and Departmental Objectives

Participant:	Annie Evans
Title:	Director of Supply Chain

Measurable and Quantifiable Objectives
Measurable and quantifiable objectives are those which can be reduced to a level of statistical measurement based upon the success or failure to meet a certain objective target.

1)	Objective: [**]
a.	Description: [**]
b.	Method of calculating: Completion by July, 2007.
c.	Weight*: 20%

2)	Objective: [**]
a.	Description: [**]
b.	Method of calculating: Against total year 2006 by Ironclad accounting standards, (adjustment to be made for large bulk sales orders at low margin beyond the scope of this department to be considered).
c.	Weight*: 25%

3)	Objective: UPDATE AND REVISE THE GLOVE VENDOR GUIDE / CREATE APPAREL VENDOR GUIDELINE
a.	Description: Update and revise the vendor guide to glove suppliers. Establish vendor guide for apparel supplies, setting standards for FOB and LDP suppliers for compliance and consistency.
b.	Method of calculating: Glove Vendor Guide, Completion by March, 2007; Apparel Vendor Guide, Completion by September 2007
c.	Weight*: 20%

“Soft” (Non-Quantifiable) Objectives:
“Soft” objectives are those which are difficult to quantify using statistical measurement. They may include such things as “successfully manage xyz task or project” or “investigate Ironclad’s interest in xyz technology”.

1)	Objective: DEVELOP COMPLIANCE AND LOGISTICS PLANS FOR IMPORT AND EXPORT
a.
Description: Stay current with CBP import regulations and classification and proper entry of all goods coming into Ironclad FOB or LDP reducing potential exposure and liability for seized goods and re-delivery penalties. Researching cost differentials between various means of import and export to save on duties and related costs (i.e. FTZ vs. Duty Drawback, Warehouse entries, etc.). Also suggesting means of managing FOB and LDP vendor pricing programs to maximize the duty cost savings on import and export shipments and minimizing consultant and legal fees.

* Ranked on a scale of 1 to 100 in comparison to the other Objectives listed. The Total Weight for all Objectives must equal 100.

b.	Method of determining success: Development, documentation and implementation of compliance and logistics plan template ongoing and in substance by December, 2007.
c.	Weight*: 25%

2)	Objective: DEVELOP CONSOLIDATION AND LOGISTICS PLANS FOR INTERNATIONAL SALES
a.
Description: Ongoing research for developing the most efficient means of servicing international sales with knowledge that most of this will be ongoing into 2008 due to limited international growth in 2007. Develop methodologies for short and longer term, related to managing multi-country demand, ordering, consolidation and direct export as well as using FTZ and/or duty drawback.

b.	Method of determining success: Development, documentation and implementation of matrix template showing various options for future international development by October, 2007.
c.	Weight*: 10%

Individual and Departmental Objectives

Participant:	Ed Jaeger
Title:	CEO

Measurable and Quantifiable Objectives
Measurable and quantifiable objectives are those which can be reduced to a level of statistical measurement based upon the success or failure to meet a certain objective target.

1)	Objective: ENSURE THE SUCCESS OF HIS MANAGEMENT TEAM
d.	Description: Facilitate and ensure the success of his management team by supporting each member in their regular responsibilities and in those objectives outlined in the 2007 Bonus program.
e.	Method of calculating: By measuring the success of each individual management team member in meeting their objectives, and taking the cumulative average of their success
f.	Weight*: 80%

“Soft” (Non-Quantifiable) Objectives:
“Soft” objectives are those which are difficult to quantify using statistical measurement. They may include such things as “successfully manage xyz task or project” or “investigate Ironclad’s interest in xyz technology”.

1)	Objective: PROMOTION OF THE COMPANY, ITS BRAND AND PRODUCTS
a.	Description: As CEO, promote the company, its brand and products in non-traditional ways by participation in business & trade events, media coverage, and investor forums.
b.	Method of determining success: Positive coverage in the media, increased brand awareness through CEO-outreach, and increased visibility of the company and brand.
c.	Weight*: 10%

2)	Objective: HIRE EXCELLENT PEOPLE
a.	Description: Ensure that Ironclad as the best employees available, and focus on hiring only the top talent in the market.
b.	Method of determining success: High performance for all Ironclad employees, lower employee turn-over (voluntary and involuntary) and increased employee productivity.
c.	Weight*: 10%

* Ranked on a scale of 1 to 100 in comparison to the other Objectives listed. The Total Weight for all Objectives must equal 100.